LETTER AMENDMENT NO. 2

                                  June 30, 2000

The Prudential Insurance Company
   of America
c/o Prudential Capital Group
Attention:  Carmella B. Wilson
2200 Ross Avenue, Suite 4200E

Dallas, Texas  75201

Ladies and Gentlemen:

         We refer to the  Amended  and  Restated  Subordinated  Note and Warrant
Purchase Agreement dated as of June 8, 1999 (the "Agreement") among the undersigned, Hallwood Energy Corporation, Hallwood Consolidated Resources Corporation and you. Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

         Paragraph 6B(6) of the Agreement requires that Indebtedness of Subsidiaries of the Parent not exceed the greater of $1,000,000 or 2% of the Consolidated Net Worth of the Parent. As of June 30, 2000, Indebtedness of Subsidiaries of the Parent, other than the Company, computed after marking to market Hedging Transactions, was approximately $26,000,000. We request that you amend paragraph 6B(6) of the Agreement to allow for the exclusion of the hedging exposure amounts.

         You have indicated your willingness to so agree. As a condition to your agreement you have requested, and we have agreed, to further amend the Agreement by amending paragraph 6B(7) as provided herein. Accordingly, it is hereby agreed by you and us as follows:

     The Agreement is, effective the date first above written, hereby amended as follows:

     (a) Paragraph 6B(2). Liens. Clause (v) of Paragraph 6B(2) of the Agreement is amended in full to read as follows:

          "(v) other Liens on properties of Parent, the Company or any other Subsidiary of the Parent, provided that (i) the aggregate amount of Indebtedness or other obligations secured by such Liens plus (ii) (without duplication) the aggregate amount of Indebtedness of Subsidiaries of the Parent, other than (A) Indebtedness of the Company and (B) Indebtedness that constitutes Senior Debt, does not exceed, at any time, the greater of $1,000,000 or 2% of Consolidated Net Worth of the Parent. For the purposes of this clause (v) only, "Indebtedness" of Subsidiaries contemplated by clause (ii) will not include the amount of Hedging Transactions of Subsidiaries of the Parent if such Hedging Transactions comply with paragraph 6B(7)."

     (b) Paragraph 6B(6). Priority Debt. Paragraph 6B(6) of the Agreement is amended in full to read as follows:

          "6B(6). Priority Debt. Permit (i) Indebtedness of Subsidiaries of the Parent, other than (A) Indebtedness of the Company and (B) Indebtedness that constitutes Senior Debt, plus (without duplication) (ii) Indebtedness secured by Liens permitted by clause (v) of paragraph 6B(2) to exceed, at any time, the greater of $1,000,000 or 2% of Consolidated Net Worth of the Parent. For the purposes of this paragraph 6B(6) only, "Indebtedness" of Subsidiaries contemplated by clause (i) will not include the amount of Hedging Transactions of Subsidiaries of the Parent if such Hedging Transactions comply with paragraph 6B(7)."

     (c) Paragraph 6B(7). Hedging Transactions. Paragraph 6B(7) of the Agreement is amended by adding to the end thereof the following sentences:

          "In addition, the Company will not and will not permit any Subsidiary to enter into a Hedging Transactions with respect to crude oil, natural gas or liquid hydrocarbons other than Hedging Transactions (i) that by volume apply to not more than 75% of the proved developed producing reserves, (based on the most recent engineering report furnished to the Banks pursuant to the Credit Agreement) projected to be produced in any calendar year (the "Subject Year") (determined using basis adjusted prices from the New York Mercantile Exchange in the preceding fiscal quarter) and (ii) that do not extend beyond the three calendar years following the Subject Year. The Company will deliver to the holders of each Note a statement detailing its hedge position as of the end of the previous fiscal quarter in a form satisfactory to the Required Holders of the Notes at the same time it delivers the financial statements contemplated by paragraphs 5A(i) and 5A(ii). Such statement will set forth (a) all Hedging Transactions, (b) a valuation of the Company's proved developed producing reserves using basis adjusted prices from the New York Mercantile Exchange as of the last day of the previous fiscal quarter, and (c) the amount of the obligations of the Company and its Subsidiaries under any Hedging Transaction determined as of the end of the then most recently ended fiscal quarter, based on the assumption that such Hedging Transaction had terminated at the end of such fiscal quarter."

     (d) Paragraph 12B. Other Terms. Paragraph 12B of the Agreement is amended by amending the definition of "Indebtedness" to add a closing parenthesis at the end of clause (i) in front of the semicolon.

     On and after the effective date of this Letter Amendment, each reference in the Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Agreement, and each reference in the Notes to "the Agreement," "thereunder," "thereof," or words of like import referring to the Agreement, shall mean the Agreement as amended by this Letter Amendment. The Agreement, as amended by this Letter Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement.

     This Letter Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Letter Amendment. The effectiveness of this Letter Amendment is conditioned upon the accuracy of the factual matters described above and the execution of the Consent attached hereto.

     If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this Letter Amendment to Hallwood Energy Corporation, 4610 S. Ulster Street, Suite 200, Denver, CO 80237, Attention: Legal Department. This Letter Amendment shall become effective as of the date first above written when and if counterparts of this Letter Amendment shall have been executed by you and us.

                                             Very truly yours,

                                             HALLWOOD ENERGY CORPORATION

                                             By:      /s/ William J. Baumgartner

                                                      Title:  Vice President

                                             HALLWOOD CONSOLIDATED
                                             RESOURCES CORPORATION
                                             By:      /s/ William J. Baumgartner

                                                      Title:  Vice President

Agreed as of the date first above written:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: /s/ Ric E. Abel

   Title:  Vice President

                                     CONSENT

       Hallwood Consolidated Partners, L.P., is a Guarantor under the Senior Subordinated Guaranty Agreement dated as of December 23, 1997, and each of the other undersigned entities are Guarantors under the Senior Subordinated Guaranty Agreement dated as of June 8, 1999 (each being a "Guaranty") in favor of The Prudential Insurance Company of America ("Prudential") with respect to the obligations of Hallwood Consolidated Resources Corporation (the "Company") under that certain Amended and Restated Subordinated Note and Warrant Purchase Agreement dated as of June 8, 1999 (the "Agreement"). Prudential and the Company are entering into Letter Agreement No. 2 to the Agreement (the "Amendment"). Each of the undersigned hereby consents to the Amendment, and each hereby confirms and agrees that its Guaranty is, and shall continue to be, in full force and effect and hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of this Consent, all references in the Guaranty of the undersigned to the "Agreement," "thereunder," "thereof," or words of like import referring to the Agreement shall mean the Agreement as amended by the Amendment, as the same may be further amended or modified from time to time.

Dated as of June 30, 2000

HALLWOOD CONSOLIDATED                              MAY ENERGY PARTNERS OPERATING
   PARTNERS, L.P.                                   PARTNERSHIP, LTD.
By:  Hallwood Consolidated Resources               By:  HEC Acquisition Corp.,
        Corporation                                     Its General Partner
       Its General Partner

                                                   By:/s/ William J. Baumgartner

By:    /s/ William J. Baumgartner                      Title:  Vice President

       Title:  Vice President

HALLWOOD ENERGY PARTNERS, L.P.                 CONCISE OIL & GAS PARTNERSHIP
By:    HEC Acquisition Corp.,                  By:  HEC Acquisition Corp.,
       Its General Partner                          Its General Partner

By:    /s/ William J. Baumgartner              By: /s/ William J. Baumgartner

       Title:  Vice President                      Title:  Vice President

LA PLATA ASSOCIATES, LLC                       EM NOMINEE PARTNERSHIP COMPANY
By:    Hallwood Petroleum, Inc.                By:  HEC Acquisition Corp.
       Its Manager                                  Its General Partner

By:    /s/ William J. Baumgartner              By:/s/ William J. Baumgartner

       Title:  Vice President                     Title:  Vice President

HALLWOOD LA PLATA, LLC
By:  Hallwood Petroleum, Inc.
       Its Manager

By:    /s/ William J. Baumgartner

       Title:  Vice President